UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 6, 2006

The Tube Media Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-52067	84-1557072
(Commission File Number)	(IRS Employer Identification No.)

1451 West Cypress Creek Road, Fort Lauderdale, Florida	33309
(Address of Principal Executive Offices)	(Zip Code)

 (954) 714-8100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This document may include a number of "forward-looking statements" as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance and include statements regarding management’s intent, belief or current expectations, which are based upon assumptions about future conditions that may prove to be inaccurate. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, involve risk and uncertainties, and that as a result, actual results may differ materially from those contemplated by such forward-looking statements. Such risks include, among other things, the volatile and competitive markets in which we operate, our limited operating history, our limited financial resources, our ability to manage our growth and the lack of an established trading market for our securities. When considering forward-looking statements, readers are urged to carefully review and consider the various disclosures, including risk factors and their cautionary statements, made by us in this document and in our reports filed with the Securities and Exchange Commission.

Item 1.01 Entry Into a Material Definitive Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 10, 2006, the Company restructured certain of its financial obligations to its lender and shareholder, Dr. Robert A. Kast and his affiliates. In consideration for the forgiveness of and satisfaction in full of an aggregate of $742,360.00 in debt obligations of the Company as set forth in a Satisfaction of Obligations agreement executed by Dr. Kast attached hereto as Exhibit 10.1, the Company: (i) executed a replacement 10% Promissory Note in favor of Dr. Kast in the principal amount of $300,000.00; and (ii) issued to Dr. Kast 196,604 shares of common stock of the Company, $.0001 par value per share.

Interest accrues on the Promissory Note at a fixed annual rate of 10%. The principal balance of the Note, together with all accrued and unpaid interest and fees, is due and payable on October 10, 2007. The Company may prepay the whole or any portion of this Note on any date, upon five days’ notice to Dr. Kast. Dr. Kast shall be entitled to receive repayment in full of the Company’s obligations under the Note out of the funds of the Company within thirty (30) days of the closing of any subsequent financing of the Company (whether completed as a debt or equity financing) resulting in gross proceeds to Company equal to or greater than $5,000,000. The Note is attached hereto as Exhibit 10.2.

Additionally, in connection with the debt restructuring the Company issued certain warrants to Dr. Kast, his former spouse, certain of his family members and other assigns, to purchase an aggregate of 3,703,575 shares of the common stock of the Company. The form of Warrant issued by the Company is attached hereto as Exhibit 10.3. Of the 3,703,575  warrants issued, (i) 2,803,575 warrants were exchanged for 2,803,575 warrants previously issued to Dr. Kast and his assigns on January 14, 2005 and September 1, 2005, with amended expiration dates extending to January 14, 2009 and September 1, 2009, and (ii) of these 2,803,575 warrants, 100,000 warrants were amended to reflect a reduction in the exercise price from $4.00 to $3.00.

Of the 3,703,575 warrants issued, 900,000 new warrants were issued to Dr. Kast, and certain of his family members or assigns, as follows:

(i)	375,000 warrants, expiring on October 2, 2010, with an exercise price of $2.25;

(ii)	200,000 warrants, expiring on September 1, 2010, with an exercise price of $3.00;

(iii)	100,000 warrants, expiring on September 1, 2010, with an exercise price of $2.25;

(iv)	200,000 warrants, expiring on September 1, 2010, with an exercise price of $2.25; and

(v)	25,000 warrants, expiring on September 20, 2010, with an exercise price of $2.25.

In an unrelated transaction, on October 8, October 9, October 10, and October 11 2006, by letter agreement, the Company and six (6) of its accredited investors amended the maturity dates of six (6) convertible promissory notes, issued by the Company on various dates in October 2004 in favor of the investors. The principal sum of the collective notes issued by the Company equals $130,000 in the aggregate. The maturity dates of the notes were amended from October 8, October 9, October 12, October 13 and October 19, 2006, to October 8, October 9, October 12, October 13 and October 19, 2007, respectively. In consideration of the Company’s amendment to the terms of the notes, the Board of Directors approved the Company’s issuance to the investors of 43,332 warrants, at an exercise price of $3.00, expiring one (1) year following the date of issuance. The warants include piggyback registration rights.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Board of Directors appointed Paul H. McTear to serve as a Class I director of the Company effective October 6, 2006. Mr. McTear will also serve as a member of the Company’s audit committee, nominating and corporate governance committee and compensation committee. Mr. McTear has been employed as an executive officer of Raycom, Inc. since February 1997. He commenced his service for Raycom as its chief financial officer and was promoted to the position of chief executive officer in July 2001. In connection with Mr. McTear’s appointment, on October 6, 2006, by board resolution the Board set the number of Company board members at 8 directors.

On October 6, 2006, David Levy resigned as President of the Company, effective October 13, 2006. Mr. Levy’s employment agreement with the Company, dated April 16, 2004, is terminated as of October 13, 2006, pursuant to the terms of the agreement. The Company and Mr. Levy are currently negotiating certain terms of the resignation. The Company will commence its search for a successor to Mr. Levy as President and expects its search for a permanent replacement to be completed by the end of 2006.

Item 3.02 Unregistered Sales of Equity Securities.

On October 5, 2006, the Company issued 200,000 shares of unregistered common stock of the Company, $.0001 par value per share, to an accredited investor for professional services rendered to the Company.

On October 6, 2006, the Board approved the issuance of:

1.	196,604 shares of unregistered common stock of the Company, in connection with the matters described above in Items 1.01, 1.02 and 2.03.
2.	25,000 shares of unregistered common stock of the Company to an accredited investor for professional services rendered to the Company.
3.
500,000 shares of unregistered common stock of the Company, pursuant to the election of the Company’s lender, Galt Financial, Inc. to convert its Convertible Promissory Note, issued by the Company on September 13, 2004.

On October 10, 2006, the Company issued warrants to purchase 3,703,575 shares of restricted common stock of the Company in connection with the matters described above. See the complete disclosure in Items 1.01, 1.02, and 2.03 above.

On various dates in October 2006, the Company and six (6) of its accredited investors amended the maturity dates of six (6) convertible promissory notes, issued by the Company during October 2004, in favor of the investors. The principal sum of the collective notes issued by the Company equals $130,000 in the aggregate. In consideration of the Company’s amendment to the terms of the notes, the Board of Directors approved the Company’s issuance to the investors of warrants in the aggregate amount of 43,332, at an exercise price of $3.00, expiring one (1) year following the date of issuance. See the complete disclosure in Item 1.01 above.

The Company maintains that the issuances of the securities set forth in this Item 3.02 are exempt under the Securities Act of 1933, as amended, in reliance upon Section 4(2) or Regulation D promulgated thereunder as transactions by an issuer not involving a public offering.

Item 9.01 Financial Statements and Exhibits

10.1	Satisfaction of Obligations

10.2	10% Promissory Note, dated October 10, 2006, executed by the Company in favor of Dr. Robert A. Kast.

10.3	Form of Warrant, dated October 10, 2006, issued to Dr. Robert A. Kast, and his assigns.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2006	THE TUBE MEDIA CORP.

	By:	/s/ Celestine F. Spoden
Name: Celestine F. Spoden
Title: Chief Financial Officer

Exhibit Index

10.1	Satisfaction of Obligations

10.2	10% Promissory Note, dated October 10, 2006, executed by the Company in favor of Dr. Robert A. Kast.

10.3	Form of Warrant, dated October 10, 2006, issued to Dr. Robert A. Kast, and his assigns.